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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  October 16, 2000

                      WASHINGTON GROUP INTERNATIONAL, INC.

                         Commission File Number 1-12054

                             A Delaware corporation

                   IRS Employer Identification No. 35-0565601

                     720 PARK BOULEVARD, BOISE, IDAHO 83729

                                  208/386-5000

            Former Name of Registrant:  Morrison Knudsen Corporation

   Former Address of Registrant:  Morrison Knudsen Plaza, Boise, Idaho 83729
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Item 5.  Other Matters.

     On October 16, 2000, the Company issued a press release announcing (1) its intention to delay until Monday, October 23, 2000, its third quarter earnings release and (2) the resignation of Anthony S. Cleberg, the Company's chief financial officer. The resignation is effective October 26, 2000. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by this reference. In addition, on October 17, 2000, the Company filed a Form 12b-25 with the Securities and Exchange Commission with respect to its quarterly report on Form 10-Q for the quarterly period ended September 1, 2000.



                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         WASHINGTON GROUP INTERNATIONAL, INC.


                         By:   /s/ Craig G. Taylor
                              -------------------------------------------
                                Craig G. Taylor
                                Secretary

October 17, 2000

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